UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  June 8, 2015
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FINJAN HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
 ____________________

Delaware	000-33304	20-4075963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 University Avenue, Suite 600, East Palo Alto, CA		94303
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 650-282-3228

(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On June 8, 2015, the Board of Directors of Finjan Holdings, Inc. (the “Company”) fixed a new record date of June 9, 2015 for the Annual Meeting of Stockholders to be held on June 24, 2015.  The Company had previously delivered a Notice (“Notice”) of the 2015 Annual Stockholders’ Meeting and Proxy Statement (“Proxy Statement”), in which it had announced a record date of April 15, 2015 for the Annual Meeting of Stockholders to be held on June 24, 2015.  It has come to our attention that a record date of April 15, 2015 was too far in advance of the date of the Annual Meeting and therefore does not comply with Section 213 of the General Corporation Law of Delaware, which requires that the record date be not more than 60 nor less than 10 days before the date of a stockholders’ meeting.  To remedy this issue, the Board has fixed a new record date of June 9, 2015 for the 2015 Annual Meeting of Stockholders and, accordingly, holders of record of our common stock as of the close of business on such new record date shall be the stockholders entitled to notice of and to vote at the 2015 Annual Meeting of Stockholders.  The Annual Meeting will continue to be held on June 24, 2015.

If a stockholder was a stockholder of record as of April 15, 2015, the original record date for the Annual Meeting, and already submitted a proxy card or vote instruction form or voted by Internet or telephone, and remained a stockholder of record on June 9, 2015, the new record date for the Annual Meeting, then such stockholder’s previous choices for all matters being voted upon will continue to be honored with respect to all shares of our common stock owned of record on the new record date by such stockholder.  However, should any stockholder wish to change his, her or its vote, such stockholder may do so by following the instructions contained in the proxy materials previously provided to vote by Internet or telephone, by completing and returning a new proxy card or vote instruction form or by attending the meeting in person and voting in person, which will have the effect of superseding any previous vote.  A supplement to the Proxy Statement will be mailed to stockholders of record as of the new record date indicating such changes.  Other than changes to reflect the new record date and the number of shares of our common stock outstanding as of the new record date, no other changes to the Notice, Proxy Statement or proxy card will be made.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINJAN HOLDINGS, INC.

Date: June 8, 2015	By:	/s/ Philip Hartstein
Name: Philip Hartstein
Title: President & Chief Executive Officer